UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2004

Longs Drug Stores Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8978	68-0048627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 North Civic Drive Walnut Creek, California		94596
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (925) 937-1170

(Former Name or Former address, if Changed Since Last Report)

ITEM 9.                  REGULATION FD DISCLOSURE

(a)           On January 9, 2004, Longs Drug Stores Corporation issued a press release regarding its December sales results.  The full text of the press release is furnished as an exhibit hereto and incorporated by reference herein.

(b)           Exhibits.

Number	Exhibit
99.1	Press Release dated January 9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2004	Longs Drug Stores Corporation
(Registrant)

	By:	/s/ Roger L. Chelemedos
	Name:	Roger L. Chelemedos
	Its:	Vice President – Controller

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated January 9, 2004.